                 CERTIFICATION OF EXECUTIVE OFFICER PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SurfNet Media Group, Inc. (the
"Company") on Form 10-QSB for the period ended November 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
James P. Haught, the Chief Executive Officer of SurfNet Media Group, Inc.,
certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d)
      as applicable, of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents in all material respects, the financial condition and results of operation of the Company.

Date: January 16, 2004
                              /s/ James P. Haught
                              James P. Haught
                              Chief Financial Officer

The foregoing  certification  is being  furnished  solely  pursuant to 18 U.S.C.
Section  1350 and is not being  filed as part of this  report  or as a  separate disclosure document.